Exhibit 99.3
                                                             Trenwick Group Ltd.

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: LaSalle Re Holdings Limited              Case No.          03-12637(MFW)
                                                Reporting Period: February 2004

                            MONTHLY OPERATING REPORT

         File with Court and submit copy to United States Trustee within
                          20 days after end of month.

Submit copy of report to any official committee appointed in the case.

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                                                                                                 Document         Explanation
Required Documents                                                         Form No.              Attached           Attached
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Schedule of Cash Receipts and Disbursements                                MOR-1                 N/A
     Bank Reconciliation (or copies of debtor's bank reconciliations)      MOR-1 (Con't)         N/A
     Copies of bank statements                                                                   N/A
     Cash disbursements journals                                                                 N/A
Statement of Operations                                                    MOR-2                 Yes
Balance Sheet                                                              MOR-3                 Yes
Status of Postpetition Taxes                                               MOR-4                 N/A
     Copies of IRS Form 6123 or payment receipt                                                  N/A
     Copies of tax returns filed during reporting period                                         N/A
Summary of Unpaid Postpetition Debts                                       MOR-4                 None
     Listing of aged accounts payable                                                            N/A
Accounts Receivable Reconciliation and Aging                               MOR-5                 None
Debtor Questionnaire                                                       MOR-5                 N/A
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I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

/s/ Alan L. Hunte                                   March 22, 2004
------------------------------------------          ---------------------------
Signature of Debtor                                 Date

/s/ Alan L. Hunte                                   March 22, 2004
------------------------------------------          ---------------------------
Signature of Joint Debtor                           Date

/s/ Alan L. Hunte                                   March 22, 2004
------------------------------------------          ---------------------------
Signature of Authorized Individual*                 Date

Alan L. Hunte
------------------------------------------
Printed Name of Authorized Individual*

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.3
                                                             Trenwick Group Ltd.

     LaSalle Re Holdings Limited                         Case No. 03-12637 (MFW)
----------------------------------------                          --------------
                Debtor                          Reporting Period: February 2004
                                                                  --------------

                             Statement of Operations
                               (Income Statement)

------------------------------------------------------------------------------------------------
                                                               Month Ended         Cumulative
REVENUES                                                      February 2004      Filing to Date
------------------------------------------------------------------------------------------------
Gross Revenues                                                $      --         $            --
------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                         --                      --
------------------------------------------------------------------------------------------------
Net Revenue                                                   $      --         $            --
------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
------------------------------------------------------------------------------------------------
Beginning Inventory                                                  --                      --
------------------------------------------------------------------------------------------------
Add: Purchases                                                       --                      --
------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                    --                      --
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Add: Other costs (schedule attached)                                 --                      --
------------------------------------------------------------------------------------------------
Less: Ending Inventory                                               --                      --
------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                   --                      --
------------------------------------------------------------------------------------------------
Gross Profit                                                         --                      --
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OPERATING EXPENSES
------------------------------------------------------------------------------------------------
Advertising                                                          --                      --
------------------------------------------------------------------------------------------------
Auto and Truck Expense                                               --                      --
------------------------------------------------------------------------------------------------
Bad Debts                                                            --                      --
------------------------------------------------------------------------------------------------
Contributions                                                        --                      --
------------------------------------------------------------------------------------------------
Employee Benefits Programs                                           --                      --
------------------------------------------------------------------------------------------------
Insider compensation*                                                --                      --
------------------------------------------------------------------------------------------------
Insurance                                                            --                      --
------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                              --                      --
------------------------------------------------------------------------------------------------
Office Expense                                                       --                      --
------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                       --                      --
------------------------------------------------------------------------------------------------
Repairs and Maintenance                                              --                      --
------------------------------------------------------------------------------------------------
Rent and Lease Expense                                               --                      --
------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                            --                      --
------------------------------------------------------------------------------------------------
Supplies                                                             --                      --
------------------------------------------------------------------------------------------------
Taxes-Payroll                                                        --                      --
------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                    --                      --
------------------------------------------------------------------------------------------------
Taxes-Other                                                          --                      --
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Travel and Entertainment                                             --                      --
------------------------------------------------------------------------------------------------
Utilities                                                            --                      --
------------------------------------------------------------------------------------------------
Other (attach schedule)                                              --                      --
------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                         --                      --
------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                  --                      --
------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                      --                      --
------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                 (501,675)             (6,122,596)
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Interest Expense                                                     --                      --
------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                      --                      --
------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                  (501,675)             (6,122,596)
------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
------------------------------------------------------------------------------------------------
Professional Fees                                                   --                       --
------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                         --                       --
------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                                           -
------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                          --                       --
------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                   --                       --
------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                     --                       --
------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                       --                       --
------------------------------------------------------------------------------------------------
Income Taxes                                                        --                       --
------------------------------------------------------------------------------------------------
Net Profit (Loss)                                              (501,675)             (6,122,596)
------------------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                  STATEMENT OF OPERATIONS - continuation sheet

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                                                            Month Ended             Cumulative
BREAKDOWN OF "OTHER" CATEGORY                              February 2004          Filing to Date
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Other Costs
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

Other Operational Expenses

Other Income

------------------------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                                  (501,675)             (6,122,596)
------------------------------------------------------------------------------------------------
Total Other Income                                             (501,675)             (6,122,596)
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Other Expenses
------------------------------------------------------------------------------------------------
                                                                     --                      --
------------------------------------------------------------------------------------------------
Other Reorganization Expenses
------------------------------------------------------------------------------------------------
                                                                     --                     --
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                                    Exhibit 99.3
                                                             Trenwick Group Ltd.

    LaSalle Re Holdings Limited                          Case No. 03-12637 (MFW)
------------------------------------                              --------------
               Debtor                           Reporting Period: February 2004
                                                                  --------------

                                  BALANCE SHEET

----------------------------------------------------------------------------------------------------------------
                                                                     BOOK VALUE AT END OF          BOOK VALUE ON
                         ASSETS                                     CURRENT REPORTING MONTH        PETITION DATE
----------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
----------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                               --                           --
----------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                   --                           -
----------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                       --                           --
----------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                --                           --
----------------------------------------------------------------------------------------------------------------
Inventories                                                                     --                           --
----------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                --                           --
----------------------------------------------------------------------------------------------------------------
Professional Retainers                                                          --                           --
----------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                          --                           --
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TOTAL CURRENT ASSETS                                                   $        --                $          --
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PROPERTY AND EQUIPMENT
----------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                  --                           --
----------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                         --                           --
----------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                        --                           --
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Leasehold Improvements                                                          --                           --
----------------------------------------------------------------------------------------------------------------
Vehicles                                                                        --                           --
----------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                   --                           --
----------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                             $        --                $          --
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                              --                           --
----------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                           34,605,942                  49,900,000
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TOTAL OTHER ASSETS                                                       34,605,942                $ 49,900,000
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                             34,605,942                $ 49,900,000
================================================================================================================

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                                                                      BOOK VALUE AT END OF         BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                        CURRENT REPORTING MONTH        PETITION DATE
----------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
----------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                 --                          --
----------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                              --                          --
----------------------------------------------------------------------------------------------------------------
Wages Payable                                                                    --                          --
----------------------------------------------------------------------------------------------------------------
Notes Payable                                                                    --                          --
----------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                 --                          --
----------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                        --                          --
----------------------------------------------------------------------------------------------------------------
Professional Fees                                                                --                          --
----------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                         --                          --
----------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                 --                          --
----------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                         $         --                $         --
----------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
----------------------------------------------------------------------------------------------------------------
Secured Debt                                                                     --                          --
----------------------------------------------------------------------------------------------------------------
Priority Debt                                                                    --                          --
----------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                   --                   5,804,000
----------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                   --                $  5,804,000
----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                      $         --                   5,804,000
----------------------------------------------------------------------------------------------------------------
OWNER EQUITY
----------------------------------------------------------------------------------------------------------------
Capital Stock                                                            95,432,000                  95,432,000
----------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                              307,914,000                 307,914,000
----------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                        --                          --
----------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                           --                          --
----------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                       (358,939,000)               (358,939,000)
----------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                        (6,122,596)                         --
----------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                            (3,678,462)                   (311,000)
----------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)            --                          --
----------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                       $ 34,605,942                $ 44,096,000
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                   $ 34,605,942                $ 49,900,000
================================================================================================================

                                                                      FORM MOR-3
                                                                        (9/99)

    LaSalle Re Holdings Limited                          Case No. 03-12637 (MFW)
-------------------------------------                             --------------
               Debtor                           Reporting Period: February 2004
                                                                  --------------

                        BALANCE SHEET - continuation sheet

------------------------------------------------------------------------------------------
                                                 BOOK VALUE AT END OF        BOOK VALUE ON
                ASSETS                         CURRENT REPORTING MONTH       PETITION DATE
------------------------------------------------------------------------------------------
OTHER ASSETS
Investment in Unconsolidated Subsidiaries              35,114,316               49,900,000
                                                     ------------             ------------
TOTAL OTHER ASSETS                                   $ 35,114,316             $ 49,900,000
                                                     ------------             ------------

ADJUSTMENT TO OWNER EQUITY
Equity in Subsidiary                                   (9,482,462)                (311,000)
Reverse preferred share dividend payable                5,804,000                       --
                                                     ------------             ------------
TOTAL ADJUSTMENTS TO OWNER EQUITY                    $ (3,678,462)            $   (311,000)
                                                     ------------             ------------

                                                                      FORM MOR-3
                                                                        (9/99)